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                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                  May 16, 2002

                                INTERLIANT, INC.
                                ---------------

             (Exact name of registrant as specified in its charter)



          Delaware                     0-26115                  13-3978980
------------------------------     ---------------          -------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)



      Two Manhattanville Road
         Purchase, New York                                         10577
(Address of principal executive offices)                         (Zip Code)

                                 (914) 640-9000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

Interliant, Inc. (the "Company") issued a press release on May 17, 2002 announcing that it has received a Nasdaq Staff Determination that the Company's securities are subject to delisting from The Nasdaq National Market. On or before May 23, 2002, the Company will request a hearing to appeal this determination. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following document is furnished as an exhibit to this report:



Exhibit                                                                 Page
Number    Description                                                  Number
-------   ----------------------------------------------------        ---------
99.1      Press Release of Interliant, Inc. dated May 17, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2002

                                INTERLIANT, INC.


                             By: /s/ Bruce S. Klein
                                -------------------------
                                Bruce S. Klein
                                Senior Vice President, General
                                Counsel and Secretary